SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





        Date of report (Date of earliest event reported) July 17, 1997


                            Alpine Lace Brands, Inc.
-------------------------------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)


Delaware                        0-15584                     22-2717823
-------------------------------------------------------------------------------

(State or Other Jurisdiction    (Commission                 (IRS Employer
      of Incorporation)         File Number                 Identification No.)


111 Dunnell Road                                           Maplewood  NJ  07040
-------------------------------------------------------------------------------

(Address of Principal Executive Offices)                             (Zip Code)



Registrant's telephone number, including area code        201-378-8600

Alpine Lace Brands, Inc. has retained the investment banking firm of Merrill Lynch & Co. to assist the Company in exploring strategic initiatives to enhance shareholder value. The Company is exploring several alternatives, including the possible sale of the Company.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   ALPINE LACE BRANDS, INC.


DATE:    July 29, 1997                    By:      /s/Carl T. Wolf
                                                   Carl T. Wolf, President and
                                                   Chairman of the Board